ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO L.P.
2015 LONG-TERM INCENTIVE PLAN
AWARD AGREEMENT

Name of Grantee: [________] (“the Grantee”)
No. of LTIP Units: [_________] (the “Award LTIP Units”)
Grant Date: December 9, 2014 (the “Grant Date”)

RECITALS

A.The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”), which is the general partner of Essex Portfolio, L.P., a California limited partnership through which the Company conducts substantially all of its operations (the “Partnership”).
B.The Partnership has adopted the 2015 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) to provide the Company’s employees with incentive compensation.  The Long-Term Incentive Plan was adopted effective as of December 9, 2014 by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). This award agreement (this “Award Agreement”) evidences an award to the Grantee under the Long-Term Incentive Plan (the “Award”), which is subject to the terms and conditions set forth herein.
C.The Grantee was selected by the Committee to receive the Award.  The Committee, effective as of the Grant Date set forth above, caused the Partnership to issue to the Grantee the number of LTIP Units (as defined in Appendix A) set forth above.
D.Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2013 Plan.
NOW, THEREFORE, the Company, the Partnership and the Grantee agree as follows:
1.Grant of Award LTIP Units.
a.The Company hereby grants [____] LTIP Units to the Grantee as of the Grant Date, which will be subject to forfeiture based on (i) the performance metrics set forth in Section 2 and (ii) the vesting and continuous service requirements of the Grantee to the Company as provided in Section 3.
b.The Grantee shall be admitted as a partner of the Partnership with beneficial ownership of the Award LTIP Units as of the Grant Date by (i) signing and delivering to the Partnership a copy of this Award Agreement and (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A). Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the Award LTIP Units granted pursuant hereto, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein. The Award LTIP Units constitute and shall be treated for all purposes as the property of the Grantee, subject to the terms of this Award Agreement and the Partnership Agreement.
2.    Performance Criteria and Attainment Levels. The number of Award LTIP Units that will be earned pursuant to this Award will be based on the Company’s Absolute TSR and Multifamily REIT Relative TSR during the Performance Period, as set forth below.
(a)With respect to one-half of the Award LTIP Units, the number of Award LTIP Units that are earned will be based on the Company’s Absolute TSR during the Performance Period in accordance with the following table:

Absolute TSR	Percentage Earned (One-half of Award LTIP Units)	Award LTIP Units Earned
Less than 2%	25%	[____]
2%	50%	[____]
4% or higher	100%	[____]
For Absolute TSR between 2% and 4%, the number of Award LTIP Units earned will be based on linear interpolation between the number of Award LTIP Units that would have been earned if Absolute TSR was 2% and the number that would have been earned if Absolute TSR was 4%, as set forth above.
(b)With respect to the remaining one-half of the Award LTIP Units, the number of such Award LTIP Units that are earned will be based on the Company’s Multifamily REIT Relative TSR during the Performance Period in accordance with the following table:

Multifamily REIT Relative TSR	Percentage Earned (One-half of Award LTIP Units)	Award LTIP Units Earned
-100 basis points or less	25%	[____]
-100 basis points	50%	[____]
+	100%	[____]
For Multifamily REIT Relative TSR between -100 and +100 basis points, the percentage earned will be based on linear interpolation between the number of Award LTIP Units that would have been earned if Multifamily REIT Relative TSR was -100 basis points and the number that would have been earned if Multifamily REIT Relative TSR was +100 basis points, as set forth above.
(c)    The Committee, as promptly as practicable following the conclusion of the Performance Period, shall determine the actual number of the Award LTIP Units that are earned in accordance with this Section 2. On the Determination Date, all Award LTIP Units that are not earned shall automatically and immediately be forfeited by the Grantee.
3.    Vesting.
(a)    Any Award LTIP Units earned pursuant to this Award shall be subject to time-based vesting, with 20% of the earned Award LTIP Units vesting on each of the first five anniversaries of the Grant Date, subject to the Grantee’s continued employment with the Company (or a Company Affiliate) through such vesting date. Except as provided in Section 3(b) below, if at any time the Grantee shall cease to be an employee of the Company for any reason (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of a Company Affiliate), then all Award LTIP Units that remain unvested at such time shall automatically and immediately be forfeited by the Grantee.
(b)    In the event of the termination of the Grantee’s employment by the Company (or a Company Affiliate) in circumstances where such termination constitutes a Terminating Event, then:
(i)    if such termination occurs after the Determination Date, all unvested Award LTIP Units earned pursuant to Section 2 hereof shall vest immediately and automatically as of the date of such termination; and
(ii)    if such termination occurs prior to the Determination Date, then the Award LTIP Units will not be forfeited upon termination and any Award LTIP Units earned following such termination will be fully vested as of the Determination Date.
4.    Distributions.
(b)    The holder of the Award LTIP Units shall be entitled to receive distributions with respect to such Award LTIP Units to the extent provided for in the Partnership Agreement. The LTIP Unit Sharing Percentage for purposes of applying the relevant provisions of the Partnership Agreement shall be (i) 10% with respect to each Award LTIP Unit at any time on or prior to the Valuation Date and (ii) 100% with respect to each Award LTIP Unit at any time following the Valuation Date.
(b)    Notwithstanding anything to the contrary contained in the Partnership Agreement, the Partnership will hold in escrow until the Determination Date 90% of any distributions on the Award LTIP Units with a record date occurring after the Valuation Date and prior to the Determination Date. Upon the Determination Date, the Partnership will release to the holder of the Award LTIP Units the portion of such distribution, if any, that such holder would have been entitled to receive assuming that any forfeiture of Award LTIP Units occurring pursuant to Section 2(c) had occurred prior to the Valuation Date and the remainder of such distribution will be forfeited to the Partnership.
(c)    Except as specifically set forth above, all distributions paid with respect to the Award LTIP Units, both before and after the Determination Date, shall be fully vested and non-forfeitable when paid, whether or not the Award LTIP Units have been earned based on performance or have become vested based on continued employment as provided in Section 3 hereof.
5.    Changes in Capital Structure. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock or Common Units shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement or the Award LTIP Units to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Award LTIP Units prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2013 Plan or otherwise. All adjustments made by the Committee shall be final, binding and conclusive.
6.    Representations, Warranties and Agreements of the Grantee.
The Grantee hereby represents and warrants to and agrees with the Partnership and the Company and the Grantee acknowledges that the Partnership and the Company intend to rely on such representations, warranties and agreements:
(a)    The Grantee is acquiring the Award LTIP Units; on its own behalf, for investment only and not with a view to resale or distribution in whole or in parts.
(b)    The Grantee understands and acknowledges that the Grantee must bear the economic risk of this investment for an indefinite period of time; that the Award LTIP Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that the transfer of the Award LTIP Units is restricted by the terms of the Partnership Agreement; that the substitution of another Limited Partner for the Grantee is subject, with certain limited exceptions, to the discretion of the Company; that the Partnership does not have any intention of registering the Award LTIP Units under the Securities Act or of supplying the information necessary for the Grantee to sell any Award LTIP Units; that Rule 144 under the Securities Act will not be available as a basis for exemption from registration of any Award LTIP Units thereunder, and that the Partnership shall be organized and operated so as to be exempt from registration under the Investment Company Act of 1940, as amended, and from the provisions of that statute designed to protect investors.
(c)    The Grantee makes the representation regarding his or her status as an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act as set forth below the Grantee’s name on the signature page hereto.
(d)    The Grantee has not relied in connection with the receipt of the Award LTIP Units upon any representations, warranties or agreements other than those set forth in this Award Agreement and the Partnership Agreement. The Grantee has such knowledge and experience in financial and business matters that the Grantee is capable of evaluating the merits and risks of an investment in the Award LTIP Units and making an informed investment decision with respect thereto.
(e)    So long as the Grantee holds any Award LTIP Units or has the right to acquire any Award LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be requested with respect to direct or indirect ownership of LTIP Units as the Partnership may deem reasonably necessary or appropriate to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.
(f)    The Grantee shall indemnify and hold the Partnership harmless from and against any and all loss, cost, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Grantee in this Award Agreement or any other document furnished by it to the Partnership, including the Partnership Agreement.
(g)    The Grantee has been furnished with (whether as a shareholder or optionholder of the Company or otherwise), and has reviewed and understands, materials describing the Partnership, the Company and their respective activities (including, but not limited to, the Partnership Agreement and the Company’s proxy statements and reports filed under the Exchange Act). The undersigned has been afforded the opportunity to obtain any additional information deemed necessary by the undersigned to verify the accuracy of any representations made or information conveyed to the undersigned. The undersigned confirms that all documents, records, and books pertaining to its investment in the Partnership, and which were requested by the undersigned have been made available or delivered to the undersigned. The undersigned has had an opportunity to ask questions of and receive answers from the Partnership, or from a person or persons acting on their behalf, concerning the terms and conditions of this investment.
(If the Grantee has not yet received a copy of the Partnership Agreement and the Company’s proxy statements and Securities and Exchange Commission reports, the Grantee should contact Michael Dance prior to executing this Award Agreement.)
(h)    The Grantee hereby agrees to make such additional representations, warranties and covenants as shall be reasonably requested by the Partnership (including, without limitation, in order to comply with federal and state securities laws, New York Stock Exchange requirements, or other applicable laws, rules or regulations) prior to or as of the date of issuance of the Award LTIP Units. In the event that the Grantee is unable to make any such representation, warranty or covenant, then this Award Agreement shall terminate (and the Partnership shall therefor not be obligated to issue any Award LTIP Units to the Grantee). The Grantee hereby further agrees to take such other actions as shall be reasonably requested by the Partnership in order to effectuate the terms hereof.
(i)    The Grantee acknowledges that the Grantee could be allocated “phantom income” (i.e., taxable income without corresponding cash distributions) by the Partnership in respect of the Award LTIP Units, as more fully described in the Partnership Agreement, and that, in such instances, the Grantee may need to satisfy any related tax obligations from personal funds.
7.    Restrictions on Transfer.
(a)    Except as otherwise agreed to by the Company and the Partnership, none of the Award LTIP Units granted hereunder nor any of the Common Units into which such Award LTIP Units may be converted (the “Award Common Units”) shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law (each such action a “Transfer”) and the Rights (as defined in the Partnership Agreement) may not be exercised with respect to the Award Common Units, provided that, at any time after the date that (a) the Award LTIP Units vest and (b) is two (2) years after the Grant Date, (i) the Award LTIP Units or Award Common Units may be Transferred to Family Members by gift or domestic relations order, provided that the transferee agrees in writing with the Company and the Partnership to be bound by all the terms and conditions of this Award Agreement and that subsequent transfers shall be prohibited except those in accordance with this Section 7 and (ii) the Rights may be exercised with respect to Award Common Units, and Award Common Units may be Transferred pursuant to the exercise of the Rights, in accordance with and to the extent otherwise permitted by the terms of the Partnership Agreement; provided that, except as set forth in Section 7(b) below, shares of Stock received upon exchange of Award Common Units may not be Transferred before the date that is ten (10) years after the Grant Date.  Additionally, all Transfers of the Award LTIP Units or Award Common Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act) and the applicable terms and conditions of the Partnership Agreement.  In connection with any Transfer of the Award LTIP Units or Award Common Units, the Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).  Any attempted Transfer of the Award LTIP Units or Award Common Units not in accordance with the terms and conditions of this Section 7 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any of the Award LTIP Units or Award Common Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any of the Award LTIP Units or Award Common Units.  This Award Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
(b)    In the event that the Grantee experiences a Hardship Event, as determined in the sole discretion of the Company, the Grantee is eligible to elect (each such election, a “Hardship Election”), upon submission of evidence demonstrating the Hardship Event and documentation evidencing such election and the required forfeitures set forth below in form and substance satisfactory to the Company, in its sole discretion, to have the ten-year restriction on Transfer (but not the other restrictions on Transfer) set forth in Section 7(a) above lifted with respect to any or all shares received upon exchange of Award Common Units, as specified by the Grantee; provided that upon making such election, and as a condition thereto, the Grantee must forfeit a number of Award Common Units, shares of Stock received in exchange for Award Common Units or earned and vested Award LTIP Units equal to 20% of the number of shares of Stock with respect to which the Hardship Election is made. A Hardship Election may be made by the Grantee only once during every 24-month period.

8.	Effectiveness of Award Agreement and counterpart Signature Page to the Partnership Agreement
(a)    This award shall be binding upon the successors and permitted assigns of the Grantee and, when accepted, shall be binding upon successors and assigns of the Partnership.
(b)    All the agreements, representations and warranties made by the Grantee in this Award Agreement shall survive the execution and delivery hereof. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties made herein was false when made or has, as a result of changes in circumstances, became false. Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.
(c)    The agreements of the Grantee set forth herein shall become effective and binding upon the Grantee, upon execution of this Award Agreement by the Grantee and the Partnership.
(d)    Effectiveness of the counterpart signature page of the Partnership Agreement executed by the Grantee is subject to acceptance of this Award Agreement as provided herein.
9.    Number of Copies.
Unless otherwise provided for, the Grantee is delivering herewith an executed signature page to this Award Agreement, THREE executed pages for the Section 83(b) tax election, and a signature page for the Partnership Agreement. All such pages shall be signed, dated and completed in accordance with the instructions hereon.
10.    Governing Law.
This Award Agreement shall be governed by and construed in accordance with the laws of the State of California.
11.    Administration.
This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2013 Plan as set forth in the 2013 Plan.
12.    Communication.
Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by facsimile transmission or telex, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.
(End of Text)
IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of this [____] day of [_______], [_____].

___________________	_____________________
Total Number of Award LTIP Units	Print Name of the Grantee
___________________
Home Address	Signature of the Grantee
___________________	_____________________
City, State, Zip Code	Telephone Number

Section 6(c) Representation. Please initial or check ALL of the boxes which correctly describe the Grantee.
The Grantee is a natural person: (i) whose individual net worth (assets minus liabilities), or joint net worth with that person’s spouse, exceeds $1,000,000 ((a) excluding (1) as an asset, the value of such natural person’s primary residence and (2) as a liability, the outstanding indebtedness secured by such natural person’s primary residence up to the fair market value of such primary residence, provided, however, that if the amount of such outstanding indebtedness has increased within the previous 60 days, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability and (b) including, as a liability, the outstanding indebtedness secured by the natural person’s primary residence in excess of the fair market value of such primary residence), or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
The Grantee is a natural person who is a director or executive officer (as defined below) of either or both of the Partnership or Essex Property Trust, Inc., the general partner of the Partnership. As used herein, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Partnership or General Partner.
Neither of the prior boxes correctly describes the Grantee.

ESSEX PORTFOLIO, L.P.

By:	Essex Property Trust, Inc.
Its:	General Partner
By:
Hereunto duly authorized

Dated: [_________]
APPENDIX A

DEFINITIONS

“2013 Plan” means the Essex Property Trust, Inc. 2013 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.
“Absolute TSR” means, with respect to the Performance Period, the average, compounded, annual (or annualized) return (expressed as a percentage) that would have been realized by a shareholder who (A) bought one share of Stock at the Baseline Value on the Grant Date, (B) reinvested each dividend and other distribution declared during the Performance Period with respect to such share (and any other shares, or fractions thereof, previously received upon reinvestment of dividends or other distributions or on account of stock dividends), without deduction for any taxes with respect to such dividends or other distributions or any charges in connection with such reinvestment, in additional shares of Stock at a price per share equal to (i) the Fair Market Value on the trading day immediately preceding the ex-dividend date for such dividend or other distribution less (ii) the amount of such dividend or other distribution, and (C) sold such shares on the Valuation Date at the Common Stock Price as of such date, without deduction for any taxes with respect to any gain on such sale or any charges in connection with such sale. As set forth in, and pursuant to, Section 5 of this Award Agreement, appropriate adjustments to the Absolute TSR shall be made to take into account all stock dividends, stock splits, reverse stock splits and the other events set forth in Section 5 that occur during the Performance Period. For the avoidance of doubt, the intent of the Committee is that Absolute TSR over the Performance Period be calculated using a methodology analogous in all material respects to those used for the calculation of the Multifamily REIT Index Return, such that the determination of the Multifamily REIT Index Return reflects a fair comparison of the Absolute TSR to the Multifamily REIT Index Return for the purposes of determining Multifamily REIT Relative TSR and the Committee may compute Absolute TSR in a manner different from that set forth above to the extent deemed to be appropriate by the Committee in order to ensure comparability with the Multifamily REIT Index Return.
“Baseline Value” means $[__], representing the Fair Market Value of one share of Stock on the Grant Date.
“Cause” shall mean, and shall be limited to, the occurrence of any one or more of the following events:
(i)    a willful act of dishonesty by the Grantee with respect to any matter involving the Company or any Company Affiliates;

(ii)     conviction of the Grantee of a crime involving moral turpitude; or

(iii)     the deliberate or willful failure by the Grantee (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) to substantially perform the Grantee’s duties with the Company and the Company Affiliates and the continuation of such failure for a period of 30 days after delivery by the Company or a Company Affiliate to the Grantee of written notice specifying the scope and nature of such failure and its intention to terminate the Grantee for Cause.

For purposes of clauses (i) and (iii) above, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee without reasonable belief that the Grantee’s act, or failure to act, was in the best interest of the Company and/or the Company Affiliates.

“Change in Control” shall mean the occurrence of any one of the following events:

(i)  any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of any of the Company or any of its subsidiaries of affiliates), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (other than as a result of an acquisition of securities directly from the Company);

(ii)    persons who, as of the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board (rounded up to the next whole number), provided that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by a vote of a majority of the Incumbent Directors; provided, however, that any person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

 (iii)     the consummation of any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, “beneficially own” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 30 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 30 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

“Common Stock Price” means, as of a particular date, the average of the Fair Market Value of one share of Stock over the twenty (20) consecutive trading days ending on, and including, such date (or, if such date is not a trading day, the most recent trading day immediately preceding such date); provided that if any of such trading days is the ex-dividend date for a dividend or other distribution on the Stock, then the Fair Market Value of the Stock for each prior trading day in such twenty-day period shall be adjusted by dividing the Fair Market Value by the sum of (A) one plus (B) the per share amount of the dividend or other distribution declared to which such ex-dividend date relates divided by the sum of (x) the Fair Market Value on the trading day immediately preceding the ex-dividend date for such dividend or other distribution less (y) the amount of such dividend or other distribution; provided further, however, that if such date is the date upon which a Transactional Change in Control occurs, the Common Stock Price as of such date shall be equal to the fair value, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one share of Stock.
“Common Unit” has the meaning set forth in the Partnership Agreement.
“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.
“Determination Date” means the date on which the number of Award LTIP Units earned pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Severance Plan” means the Essex Property Trust, Inc. Executive Severance Plan, as Amended and Restated, effective March 12, 2013, as amended, modified or supplemented from time to time.

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships of the Grantee, any person sharing the Grantee’s household (other than a tenant of the Grantee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

“Fair Market Value” means (a) if shares of Stock are then listed on a national stock exchange, the closing sales price per share on the principal national stock exchange on which shares of Stock are listed on such date (or, if such date is not a trading date on which there was a sale of such shares on such exchange, the last preceding date on which there was a sale of Stock on such exchange), (b) if shares of Stock are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for shares of Stock in the principal over-the-counter market on which shares of Stock are traded on such date (or, if such date is not a trading date on which there was a sale of shares of Stock on such market, for the last preceding date on which there was a sale of shares of Stock in such market), or (c) if shares of Stock are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where shares of Stock are so listed or traded, the Committee may make such discretionary determinations where shares of Stock have not been traded for 10 trading days.

“Good Reason” means, for purposes of determining whether a Terminating Event occurred in connection with a Change in Control, the occurrence of any of the following events:

(i)    a substantial adverse change in the nature or scope of the Grantee’s responsibilities, authorities, title, powers, functions, or duties from the responsibilities, authorities, powers, functions, or duties exercised by the Grantee immediately prior to the Change in Control; or
(ii)    a reduction in the Grantee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time; or
(iii)    a reduction in the Grantee’s annual bonus opportunity to an annual bonus opportunity that is less than the highest bonus opportunity during the three fiscal years preceding the date of the Change in Control; or
(iv)    a reduction in the long-term incentive, savings and retirement program opportunities and health and welfare benefits to a level that is less favorable than the most favorable of such benefits and opportunities as are in effect on the date hereof or as the same may be increased from time to time; or
(v)    a reduction in the fringe benefits programs and policies and vacation accrual rate to a level that is less favorable than the most favorable of such benefits and accrual rates as are in effect on the date hereof or as the same may be increased from time to time; or
(vi)    the relocation of the offices of the Company or Company Affiliate at which the Grantee is principally employed immediately prior to the date of the Change in Control to a location more than 30 miles from such offices, or the requirement by the Company or a Company Affiliate for the Grantee to be based anywhere other than the offices of the Company or Company Affiliate at such location, except for required travel on the business of the Company and the Company Affiliates to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to the Change in Control; or
(vii)    the failure by the Company or a Company Affiliate to pay to the Grantee any portion of Grantee’s compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or a Company Affiliate within 15 days of the date such compensation is due without prior written consent of the Grantee; or
(viii)    the failure by the Company and the Company Affiliates to obtain an effective agreement from any successor to assume and agree to perform the obligation of the Company and the Company Affiliates under the Executive Severance Plan; or
(ix)    any material breach by the Company under the Executive Severance Plan or by any successor of the Company.
Notwithstanding the foregoing to the contrary, none of the circumstances described above will constitute Good Reason unless the Grantee has provided written notice to the Company that such circumstances exist within ninety (90) days of the Grantee’s learning of such circumstances and the Company has failed to cure such circumstances within thirty (30) days following its receipt of such notice; and provided further, that the Grantee did not previously consent in writing to the action leading to his or her claim of resignation for Good Reason.

“Hardship Event” shall mean:
(i)    any of the following events (resulting in liabilities in excess of $25,000) that the Grantee may experience during the Grantee’s employment with the Company:
a.    Purchase of a primary residence; and/or improvements on the Grantee’s existing residence; and/or repair of major damage;
b.    Payments necessary to prevent foreclosure or eviction from the Grantee’s home or to satisfy delinquent mortgage payments;
c.    Tuition and educational fees and expenses for the Grantee or a dependent, provided the tuition is due within 24 months of the Hardship Event;
d.    Total disability;
e.    Payments necessary for medical expenses not covered by insurance;
f.    Court order to pay any amounts to the Grantee’s divorced spouse, a child, or a dependent for alimony or child support that is due within 24 months of the Hardship Event;
g.    Involuntary separation from service with the Company; and
(ii)    the date on which the sum of the Grantee’s age in years plus the number of years the Grantee has been continuously employed by the Company (or a Company Affiliate) equals or exceeds 68.
“LTIP Units” has the meaning set forth in the Partnership Agreement.

“Multifamily REIT Index” means the SNL US REIT Multifamily Index, or, in the event such index is discontinued or its methodology significantly changed during the Performance Period, a comparable index selected by the Committee in good faith.

“Multifamily REIT Index Return” means, with respect to the Performance Period, the average, compounded, annual (or annualized) return (expressed as a percentage) of the Multifamily REIT Index over the Performance Period calculated by comparing (A) the value of the Multifamily REIT Index on the Grant Date to (B) the average daily value of the Multifamily REIT Index, as applicable, over the twenty (20) consecutive trading days ending on, and including, the Valuation Date (or, if such date is not a trading day, the most recent trading day immediately preceding such date). For the avoidance of doubt, the intent of the Committee is that the Multifamily REIT Index Return over the Performance Period be calculated in a manner designed to produce a fair comparison between Absolute TSR and the Multifamily REIT Index Return for the purpose of determining Multifamily REIT Relative TSR.

“Multifamily REIT Relative TSR” means the difference (expressed in basis points), be it positive or negative, obtained by subtracting the Multifamily REIT Index Return during the Performance Period from Absolute TSR during the Performance Period.
“Partnership Agreement” means the Third Amended and Restated Limited Partnership Agreement of the Partnership, dated as of December 10, 2013 as amended from time to time.
“Performance Period” means the one-year period beginning December 10, 2014 and ending on the Valuation Date.
“Qualified Termination” of the Grantee means (i) termination by the Company and/or a Company Affiliate of the employment of the Grantee with the Company (if the Grantee is then employed by the Company) and all Company Affiliates then employing the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee or (ii) termination by the Grantee of the Grantee’s employment with the Company (if the Grantee is then employed by the Company) and all other Company Affiliates then employing the Grantee for Good Reason; provided, for avoidance of doubt, that no such termination shall constitute a Qualified Termination if the Grantee remains or becomes an employee of the Company or a Company Affiliate immediately following such termination.
“Stock” means a share of the Company’s common stock, par value $0.001 per share.
“Terminating Event” shall mean a Qualified Termination of the Grantee during (i) the 24 months following a Change in Control or (ii) the two-month period prior to the date of a Change in Control, and it is reasonably demonstrated by the Grantee that such termination of employment (1) was at the request of a third party that had taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control; provided that a Terminating Event shall not be deemed to have occurred solely as a result of the Grantee being an employee of any direct or indirect successor to the business or assets of the Company, rather than continuing as an employee of the Company following a Change in Control.
“Transactional Change in Control” means a Change in Control resulting from any person or group making a tender offer for Stock, a merger or consolidation where the Company is not the surviving entity, the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or consisting of a sale, transfer or disposition of all or substantially all of the assets of the Company.
“Valuation Date” means the earlier of (A) December 9, 2015, or (B) the date upon which a Change in Control shall occur.
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF TRANSFER OF PROPERTY PURSUANT TO §83(B) OF THE INTERNAL REVENUE CODE

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The Taxpayer’s name, address, and taxpayer identification number of the undersigned are:
___________________________
_________________________ [Address 1]
_________________________ [Address 2]
___________________ [Social Security #]

2.	Description of property with respect to which the election is being made:

[________] LTIP Units (“LTIP Units”) in Essex Portfolio, L.P., a California Limited Partnership (the “Partnership”), the terms of which are set forth in that certain Third Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of December 10, 2013.

3.	The date on which property was transferred and taxable year of transfer:

Date of transfer: December 9, 2014. Taxable year of transfer: calendar year 2014.

4.	The nature of the restriction(s) to which the property is subject is:

(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

(b)
The Taxpayer’s LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

5.
Fair Market Value: The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $0 per LTIP Unit.

6.	Amount paid for the property: The amount paid by Taxpayer for said property was $0 per LTIP Unit.

7.    Gross income inclusion: The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:    [_________].

__________________________
______________, the Taxpayer

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:    [_________].

__________________________
______________, the Taxpayer

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:    [_________].

__________________________
______________, the Taxpayer

Schedule to Section 83(b) Election - Vesting Provisions of LTIP Units
The LTIP Units are subject to time-based and performance-based vesting. Under the performance-based hurdles, a percentage of the LTIP Units will be earned based on Essex Property Trust, Inc.’s (the “Company’s”) total return to shareholders for the period from December 10, 2014 to December 9, 2015 (or earlier in certain circumstances). Under the time-based vesting hurdles, 20% of the LTIP Units earned will vest on each of the first five anniversaries of December 9, 2014, provided that the Taxpayer remains an employee of the Company (or subsidiary or parent entity) through such dates, subject to acceleration in the event of certain extraordinary transactions or termination of the Taxpayer’s status as an employee under specified circumstances. Unvested LTIP Units are subject to forfeiture in the event of failure to vest based on the passage of time or the determination of the performance-based percentage.

EXHIBIT A
Signature Page to Third Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P.

COUNTERPART LIMITED PARTNER SIGNATURE PAGE ATTACHED TO AND MADE A PART OF THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ESSEX PORTFOLIO, L.P.

LIMITED PARTNER

Name: [________________________]
Dated:    [_________]

EXHIBIT B
Third Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of December 10, 2013

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO L.P.
2015 LONG-TERM INCENTIVE PLAN
AWARD AGREEMENT

Name of Grantee: [________] (“the Grantee”)
No. of LTIP Units: [_________] (the “Award LTIP Units”)
Grant Date: December 9, 2014 (the “Grant Date”)

RECITALS

E.The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”), which is the general partner of Essex Portfolio, L.P., a California limited partnership through which the Company conducts substantially all of its operations (the “Partnership”).
F.The Partnership has adopted the 2015 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) to provide the Company’s employees with incentive compensation.  The Long-Term Incentive Plan was adopted effective as of December 9, 2014 by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). This award agreement (this “Award Agreement”) evidences an award to the Grantee under the Long-Term Incentive Plan (the “Award”), which is subject to the terms and conditions set forth herein.
G.The Grantee was selected by the Committee to receive the Award.  The Committee, effective as of the Grant Date set forth above, caused the Partnership to issue to the Grantee the number of LTIP Units (as defined in Appendix A) set forth above.
H.Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2013 Plan.
NOW, THEREFORE, the Company, the Partnership and the Grantee agree as follows:
13.    Grant of Award LTIP Units.
c.The Company hereby grants [____] LTIP Units to the Grantee as of the Grant Date, which will be subject to forfeiture based on the performance metrics set forth in Section 2.
d.The Grantee shall be admitted as a partner of the Partnership with beneficial ownership of the Award LTIP Units as of the Grant Date by (i) signing and delivering to the Partnership a copy of this Award Agreement and (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A). Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the Award LTIP Units granted pursuant hereto, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein. The Award LTIP Units constitute and shall be treated for all purposes as the property of the Grantee, subject to the terms of this Award Agreement and the Partnership Agreement.
14.    Performance Criteria and Attainment Levels. The number of Award LTIP Units that will be earned pursuant to this Award will be based on the Company’s Absolute TSR and Multifamily REIT Relative TSR during the Performance Period, as set forth below.
(c)With respect to one-half of the Award LTIP Units, the number of Award LTIP Units that are earned will be based on the Company’s Absolute TSR during the Performance Period in accordance with the following table:

Absolute TSR	Percentage Earned (One-half of Award LTIP Units)	Award LTIP Units Earned
Less than 2%	25%	[____]
2%	50%	[____]
4% or higher	100%	[____]
For Absolute TSR between 2% and 4%, the number of Award LTIP Units earned will be based on linear interpolation between the number of Award LTIP Units that would have been earned if Absolute TSR was 2% and the number that would have been earned if Absolute TSR was 4%, as set forth above.
(d)With respect to the remaining one-half of the Award LTIP Units, the number of such Award LTIP Units that are earned will be based on the Company’s Multifamily REIT Relative TSR during the Performance Period in accordance with the following table:

Multifamily REIT Relative TSR	Percentage Earned (One-half of Award LTIP Units)	Award LTIP Units Earned
-100 basis points or less	25%	[____]
-100 basis points	50%	[____]
+100 basis points or higher	100%	[____]
For Multifamily REIT Relative TSR between -100 and +100 basis points, the percentage earned will be based on linear interpolation between the number of Award LTIP Units that would have been earned if Multifamily REIT Relative TSR was -100 basis points and the number that would have been earned if Multifamily REIT Relative TSR was +100 basis points, as set forth above.
(c)    The Committee, as promptly as practicable following the conclusion of the Performance Period, shall determine the actual number of the Award LTIP Units that are earned in accordance with this Section 2. On the Determination Date, all Award LTIP Units that are not earned shall automatically and immediately be forfeited by the Grantee.
15.    Vesting. Award LTIP Units are fully vested on the Grant Date, subject only to forfeiture pursuant to the terms of Section 2(c) above to the extent such Award LTIP Units are not earned on the Determination Date.”
16.    Distributions.
(a)    The holder of the Award LTIP Units shall be entitled to receive distributions with respect to such Award LTIP Units to the extent provided for in the Partnership Agreement. The LTIP Unit Sharing Percentage for purposes of applying the relevant provisions of the Partnership Agreement shall be (i) 10% with respect to each Award LTIP Unit at any time on or prior to the Valuation Date and (ii) 100% with respect to each Award LTIP Unit at any time following the Valuation Date.
(b)    Notwithstanding anything to the contrary contained in the Partnership Agreement, the Partnership will hold in escrow until the Determination Date 90% of any distributions on the Award LTIP Units with a record date occurring after the Valuation Date and prior to the Determination Date. Upon the Determination Date, the Partnership will release to the holder of the Award LTIP Units the portion of such distribution, if any, that such holder would have been entitled to receive assuming that any forfeiture of Award LTIP Units occurring pursuant to Section 2(c) had occurred prior to the Valuation Date and the remainder of such distribution will be forfeited to the Partnership.
(c)    Except as specifically set forth above, all distributions paid with respect to the Award LTIP Units, both before and after the Determination Date, shall be fully vested and non-forfeitable when paid, whether or not the Award LTIP Units have been earned based on performance.
17.    Changes in Capital Structure. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock or Common Units shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement or the Award LTIP Units to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Award LTIP Units prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2013 Plan or otherwise. All adjustments made by the Committee shall be final, binding and conclusive.
18.    Representations, Warranties and Agreements of the Grantee.
The Grantee hereby represents and warrants to and agrees with the Partnership and the Company and the Grantee acknowledges that the Partnership and the Company intend to rely on such representations, warranties and agreements:
(a)    The Grantee is acquiring the Award LTIP Units; on its own behalf, for investment only and not with a view to resale or distribution in whole or in parts.
(b)    The Grantee understands and acknowledges that the Grantee must bear the economic risk of this investment for an indefinite period of time; that the Award LTIP Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that the transfer of the Award LTIP Units is restricted by the terms of the Partnership Agreement; that the substitution of another Limited Partner for the Grantee is subject, with certain limited exceptions, to the discretion of the Company; that the Partnership does not have any intention of registering the Award LTIP Units under the Securities Act or of supplying the information necessary for the Grantee to sell any Award LTIP Units; that Rule 144 under the Securities Act will not be available as a basis for exemption from registration of any Award LTIP Units thereunder, and that the Partnership shall be organized and operated so as to be exempt from registration under the Investment Company Act of 1940, as amended, and from the provisions of that statute designed to protect investors.
(c)    The Grantee makes the representation regarding his or her status as an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act as set forth below the Grantee’s name on the signature page hereto.
(d)    The Grantee has not relied in connection with the receipt of the Award LTIP Units upon any representations, warranties or agreements other than those set forth in this Award Agreement and the Partnership Agreement. The Grantee has such knowledge and experience in financial and business matters that the Grantee is capable of evaluating the merits and risks of an investment in the Award LTIP Units and making an informed investment decision with respect thereto.
(e)    So long as the Grantee holds any Award LTIP Units or has the right to acquire any Award LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be requested with respect to direct or indirect ownership of LTIP Units as the Partnership may deem reasonably necessary or appropriate to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.
(f)    The Grantee shall indemnify and hold the Partnership harmless from and against any and all loss, cost, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Grantee in this Award Agreement or any other document furnished by it to the Partnership, including the Partnership Agreement.
(g)    The Grantee has been furnished with (whether as a shareholder or optionholder of the Company or otherwise), and has reviewed and understands, materials describing the Partnership, the Company and their respective activities (including, but not limited to, the Partnership Agreement and the Company’s proxy statements and reports filed under the Exchange Act). The undersigned has been afforded the opportunity to obtain any additional information deemed necessary by the undersigned to verify the accuracy of any representations made or information conveyed to the undersigned. The undersigned confirms that all documents, records, and books pertaining to its investment in the Partnership, and which were requested by the undersigned have been made available or delivered to the undersigned. The undersigned has had an opportunity to ask questions of and receive answers from the Partnership, or from a person or persons acting on their behalf, concerning the terms and conditions of this investment.
(If the Grantee has not yet received a copy of the Partnership Agreement and the Company’s proxy statements and Securities and Exchange Commission reports, the Grantee should contact Michael Dance prior to executing this Award Agreement.)
(h)    The Grantee hereby agrees to make such additional representations, warranties and covenants as shall be reasonably requested by the Partnership (including, without limitation, in order to comply with federal and state securities laws, New York Stock Exchange requirements, or other applicable laws, rules or regulations) prior to or as of the date of issuance of the Award LTIP Units. In the event that the Grantee is unable to make any such representation, warranty or covenant, then this Award Agreement shall terminate (and the Partnership shall therefor not be obligated to issue any Award LTIP Units to the Grantee). The Grantee hereby further agrees to take such other actions as shall be reasonably requested by the Partnership in order to effectuate the terms hereof.
(i)    The Grantee acknowledges that the Grantee could be allocated “phantom income” (i.e., taxable income without corresponding cash distributions) by the Partnership in respect of the Award LTIP Units, as more fully described in the Partnership Agreement, and that, in such instances, the Grantee may need to satisfy any related tax obligations from personal funds.
19.    Restrictions on Transfer.
(a)    Except as otherwise agreed to by the Company and the Partnership, none of the Award LTIP Units granted hereunder nor any of the Common Units into which such Award LTIP Units may be converted (the “Award Common Units”) shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law (each such action a “Transfer”) and the Rights (as defined in the Partnership Agreement) may not be exercised with respect to the Award Common Units, provided that, at any time after the date that (a) the Award LTIP Units vest and (b) is two (2) years after the Grant Date, (i) the Award LTIP Units or Award Common Units may be Transferred to Family Members by gift or domestic relations order, provided that the transferee agrees in writing with the Company and the Partnership to be bound by all the terms and conditions of this Award Agreement and that subsequent transfers shall be prohibited except those in accordance with this Section 7 and (ii) the Rights may be exercised with respect to Award Common Units, and Award Common Units may be Transferred pursuant to the exercise of the Rights, in accordance with and to the extent otherwise permitted by the terms of the Partnership Agreement; provided that, except as set forth in Section 7(b) below, shares of Stock received upon exchange of Award Common Units may not be Transferred before the date that is ten (10) years after the Grant Date.  Additionally, all Transfers of the Award LTIP Units or Award Common Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act) and the applicable terms and conditions of the Partnership Agreement.  In connection with any Transfer of the Award LTIP Units or Award Common Units, the Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).  Any attempted Transfer of the Award LTIP Units or Award Common Units not in accordance with the terms and conditions of this Section 7 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any of the Award LTIP Units or Award Common Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any of the Award LTIP Units or Award Common Units.  This Award Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
(b)    In the event that the Grantee experiences a Hardship Event, as determined in the sole discretion of the Company, the Grantee is eligible to elect (each such election, a “Hardship Election”), upon submission of evidence demonstrating the Hardship Event and documentation evidencing such election and the required forfeitures set forth below in form and substance satisfactory to the Company, in its sole discretion, to have the ten-year restriction on Transfer (but not the other restrictions on Transfer) set forth in Section 7(a) above lifted with respect to any or all shares received upon exchange of Award Common Units, as specified by the Grantee; provided that upon making such election, and as a condition thereto, the Grantee must forfeit a number of Award Common Units, shares of Stock received in exchange for Award Common Units or earned and vested Award LTIP Units equal to 25% of the number of shares of Stock with respect to which the Hardship Election is made. A Hardship Election may be made by the Grantee only once during every 24-month period.

20.	Effectiveness of Award Agreement and counterpart Signature Page to the Partnership Agreement
(a)    This award shall be binding upon the successors and permitted assigns of the Grantee and, when accepted, shall be binding upon successors and assigns of the Partnership.
(b)    All the agreements, representations and warranties made by the Grantee in this Award Agreement shall survive the execution and delivery hereof. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties made herein was false when made or has, as a result of changes in circumstances, became false. Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.
(c)    The agreements of the Grantee set forth herein shall become effective and binding upon the Grantee, upon execution of this Award Agreement by the Grantee and the Partnership.
(d)    Effectiveness of the counterpart signature page of the Partnership Agreement executed by the Grantee is subject to acceptance of this Award Agreement as provided herein.
21.    Number of Copies.
Unless otherwise provided for, the Grantee is delivering herewith an executed signature page to this Award Agreement, THREE executed pages for the Section 83(b) tax election, and a signature page for the Partnership Agreement. All such pages shall be signed, dated and completed in accordance with the instructions hereon.
22.    Governing Law.
This Award Agreement shall be governed by and construed in accordance with the laws of the State of California.
23.    Administration.
This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2013 Plan as set forth in the 2013 Plan.
24.    Communication.
Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by facsimile transmission or telex, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.
(End of Text)
IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of this [____] day of [_______], [_____].

___________________	_____________________
Total Number of Award LTIP Units	Print Name of the Grantee
___________________
Home Address	Signature of the Grantee
___________________	_____________________
City, State, Zip Code	Telephone Number

Section 6(c) Representation. Please initial or check ALL of the boxes which correctly describe the Grantee.
The Grantee is a natural person: (i) whose individual net worth (assets minus liabilities), or joint net worth with that person’s spouse, exceeds $1,000,000 ((a) excluding (1) as an asset, the value of such natural person’s primary residence and (2) as a liability, the outstanding indebtedness secured by such natural person’s primary residence up to the fair market value of such primary residence, provided, however, that if the amount of such outstanding indebtedness has increased within the previous 60 days, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability and (b) including, as a liability, the outstanding indebtedness secured by the natural person’s primary residence in excess of the fair market value of such primary residence), or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
The Grantee is a natural person who is a director or executive officer (as defined below) of either or both of the Partnership or Essex Property Trust, Inc., the general partner of the Partnership. As used herein, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Partnership or General Partner.
Neither of the prior boxes correctly describes the Grantee.

ESSEX PORTFOLIO, L.P.

By:	Essex Property Trust, Inc.
Its:	General Partner
By:
Hereunto duly authorized

Dated: [_________]
APPENDIX A

DEFINITIONS

“2013 Plan” means the Essex Property Trust, Inc. 2013 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.
“Absolute TSR” means, with respect to the Performance Period, the average, compounded, annual (or annualized) return (expressed as a percentage) that would have been realized by a shareholder who (A) bought one share of Stock at the Baseline Value on the Grant Date, (B) reinvested each dividend and other distribution declared during the Performance Period with respect to such share (and any other shares, or fractions thereof, previously received upon reinvestment of dividends or other distributions or on account of stock dividends), without deduction for any taxes with respect to such dividends or other distributions or any charges in connection with such reinvestment, in additional shares of Stock at a price per share equal to (i) the Fair Market Value on the trading day immediately preceding the ex-dividend date for such dividend or other distribution less (ii) the amount of such dividend or other distribution, and (C) sold such shares on the Valuation Date at the Common Stock Price as of such date, without deduction for any taxes with respect to any gain on such sale or any charges in connection with such sale. As set forth in, and pursuant to, Section 5 of this Award Agreement, appropriate adjustments to the Absolute TSR shall be made to take into account all stock dividends, stock splits, reverse stock splits and the other events set forth in Section 5 that occur during the Performance Period. For the avoidance of doubt, the intent of the Committee is that Absolute TSR over the Performance Period be calculated using a methodology analogous in all material respects to those used for the calculation of the Multifamily REIT Index Return, such that the determination of the Multifamily REIT Index Return reflects a fair comparison of the Absolute TSR to the Multifamily REIT Index Return for the purposes of determining Multifamily REIT Relative TSR and the Committee may compute Absolute TSR in a manner different from that set forth above to the extent deemed to be appropriate by the Committee in order to ensure comparability with the Multifamily REIT Index Return.
“Baseline Value” means $[__], representing the Fair Market Value of one share of Stock on the Grant Date.
“Change in Control” shall mean the occurrence of any one of the following events:

(i)  any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of any of the Company or any of its subsidiaries of affiliates), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (other than as a result of an acquisition of securities directly from the Company);

(ii)    persons who, as of the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board (rounded up to the next whole number), provided that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by a vote of a majority of the Incumbent Directors; provided, however, that any person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

 (iii)     the consummation of any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, “beneficially own” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 30 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 30 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

“Common Stock Price” means, as of a particular date, the average of the Fair Market Value of one share of Stock over the twenty (20) consecutive trading days ending on, and including, such date (or, if such date is not a trading day, the most recent trading day immediately preceding such date); provided that if any of such trading days is the ex-dividend date for a dividend or other distribution on the Stock, then the Fair Market Value of the Stock for each prior trading day in such twenty-day period shall be adjusted by dividing the Fair Market Value by the sum of (A) one plus (B) the per share amount of the dividend or other distribution declared to which such ex-dividend date relates divided by the sum of (x) the Fair Market Value on the trading day immediately preceding the ex-dividend date for such dividend or other distribution less (y) the amount of such dividend or other distribution; provided further, however, that if such date is the date upon which a Transactional Change in Control occurs, the Common Stock Price as of such date shall be equal to the fair value, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one share of Stock.
“Common Unit” has the meaning set forth in the Partnership Agreement.
“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.
“Determination Date” means the date on which the number of Award LTIP Units earned pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships of the Grantee, any person sharing the Grantee’s household (other than a tenant of the Grantee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

“Fair Market Value” means (a) if shares of Stock are then listed on a national stock exchange, the closing sales price per share on the principal national stock exchange on which shares of Stock are listed on such date (or, if such date is not a trading date on which there was a sale of such shares on such exchange, the last preceding date on which there was a sale of Stock on such exchange), (b) if shares of Stock are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for shares of Stock in the principal over-the-counter market on which shares of Stock are traded on such date (or, if such date is not a trading date on which there was a sale of shares of Stock on such market, for the last preceding date on which there was a sale of shares of Stock in such market), or (c) if shares of Stock are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where shares of Stock are so listed or traded, the Committee may make such discretionary determinations where shares of Stock have not been traded for 10 trading days.

“Hardship Event” shall mean:
(i)    any of the following events (resulting in liabilities in excess of $25,000) that the Grantee may experience during the Grantee’s employment with the Company:
a.    Purchase of a primary residence; and/or improvements on the Grantee’s existing residence; and/or repair of major damage;
b.    Payments necessary to prevent foreclosure or eviction from the Grantee’s home or to satisfy delinquent mortgage payments;
c.    Tuition and educational fees and expenses for the Grantee or a dependent, provided the tuition is due within 24 months of the Hardship Event;
d.    Total disability;
e.    Payments necessary for medical expenses not covered by insurance;
f.    Court order to pay any amounts to the Grantee’s divorced spouse, a child, or a dependent for alimony or child support that is due within 24 months of the Hardship Event;
g.    Involuntary separation from service with the Company; and
(ii)    the date on which the sum of the Grantee’s age in years plus the number of years the Grantee has been continuously employed by the Company (or a Company Affiliate) equals or exceeds 68.
“LTIP Units” has the meaning set forth in the Partnership Agreement.

“Multifamily REIT Index” means the SNL US REIT Multifamily Index, or, in the event such index is discontinued or its methodology significantly changed during the Performance Period, a comparable index selected by the Committee in good faith.

“Multifamily REIT Index Return” means, with respect to the Performance Period, the average, compounded, annual (or annualized) return (expressed as a percentage) of the Multifamily REIT Index over the Performance Period calculated by comparing (A) the value of the Multifamily REIT Index on the Grant Date to (B) the average daily value of the Multifamily REIT Index, as applicable, over the twenty (20) consecutive trading days ending on, and including, the Valuation Date (or, if such date is not a trading day, the most recent trading day immediately preceding such date). For the avoidance of doubt, the intent of the Committee is that the Multifamily REIT Index Return over the Performance Period be calculated in a manner designed to produce a fair comparison between Absolute TSR and the Multifamily REIT Index Return for the purpose of determining Multifamily REIT Relative TSR.

“Multifamily REIT Relative TSR” means the difference (expressed in basis points), be it positive or negative, obtained by subtracting the Multifamily REIT Index Return during the Performance Period from Absolute TSR during the Performance Period.
“Partnership Agreement” means the Third Amended and Restated Limited Partnership Agreement of the Partnership, dated as of December 10, 2013 as amended from time to time.
“Performance Period” means the one-year period beginning December 10, 2014 and ending on the Valuation Date.
“Stock” means a share of the Company’s common stock, par value $0.001 per share.
“Transactional Change in Control” means a Change in Control resulting from any person or group making a tender offer for Stock, a merger or consolidation where the Company is not the surviving entity, the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or consisting of a sale, transfer or disposition of all or substantially all of the assets of the Company.
“Valuation Date” means the earlier of (A) December 9, 2015, or (B) the date upon which a Change in Control shall occur.
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF TRANSFER OF PROPERTY PURSUANT TO §83(B) OF THE INTERNAL REVENUE CODE

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

7.	The Taxpayer’s name, address, and taxpayer identification number of the undersigned are:
___________________________
_________________________ [Address 1]
_________________________ [Address 2]
___________________ [Social Security #]

8.	Description of property with respect to which the election is being made:

[INSERT 75% OF TOTAL AWARD] LTIP Units (“LTIP Units”) in Essex Portfolio, L.P., a California Limited Partnership (the “Partnership”), the terms of which are set forth in that certain Third Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of December 10, 2013.

9.	The date on which property was transferred and taxable year of transfer:

Date of transfer: December 9, 2014. Taxable year of transfer: calendar year 2014.

10.	The nature of the restriction(s) to which the property is subject is:

(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

(b)
The Taxpayer’s LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

11.
Fair Market Value: The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $0 per LTIP Unit.

12.	Amount paid for the property: The amount paid by Taxpayer for said property was $0 per LTIP Unit.

7.    Gross income inclusion: The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:    [_________].

__________________________
______________, the Taxpayer

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:    [_________].

__________________________
______________, the Taxpayer

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:    [_________].

__________________________
______________, the Taxpayer

Schedule to Section 83(b) Election - Vesting Provisions of LTIP Units
The LTIP Units are subject performance-based vesting. Under the performance-based hurdles, a percentage of the LTIP Units will be earned based on Essex Property Trust, Inc.’s (the “Company’s”) total return to shareholders for the period from December 10, 2014 to December 9, 2015 (or earlier in certain circumstances). Unvested LTIP Units are subject to forfeiture based on the determination of the performance-based percentage.

EXHIBIT A
Signature Page to Third Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P.

COUNTERPART LIMITED PARTNER SIGNATURE PAGE ATTACHED TO AND MADE A PART OF THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ESSEX PORTFOLIO, L.P.

LIMITED PARTNER

Name: [________________________]
Dated:    [_________]

EXHIBIT B
Third Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of December 10, 2013

ACTIVE/80590794.3